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                                                                    Exhibit 99.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                                   as added by
                  Section 906 of the Sarbanes-Oxley Act of 2002


       In connection with the annual Report of Pulaski Financial Corp. (the "Company") on Form 10-K for the period ended September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, William A. Donius, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as added by (S) 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: December 27, 2002              /s/ William A. Donius
                                    ---------------------
                                    Name: William A. Donius
                                    Title: President and Chief Executive Officer